Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit) - Schedule of Reconciliation of Shares Issued and Outstanding (Details) - Common Stock - shares	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Class of Stock [Line Items]
Total shares of common stock legally issued and outstanding	35,736,584	544,967	375,492
Less: unvested early exercised shares of common stock	17,820	757	41,834
Total shares issued and outstanding	35,718,764	544,210	333,658